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                                  EXHIBIT 24
                                  ----------

POWER OF ATTORNEY
-----------------

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jerrold B. Harris and David M. Bronson, or either of them, their attorneys-in-fact, for them in any and all capacities, to sign the Annual Report on Form 10-K of VWR Scientific Products Corporation for the twelve months ended December 31, 1995, and to file same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

       Signature                  Title                   Date
       ---------                  -----                   ----

BY /s/ James W. Bernard
                              James W. Bernard
                                  Director           February 28, 1996

BY /s/ Richard E. Engebrecht
                              Richard E. Engebrecht
                                  Director           February 28, 1996

BY /s/ Jerrold B. Harris
                              Jerrold B. Harris
                                  Director           February 28, 1996

BY /s/ Wolfgang Honn
                              Wolfgang Honn
                                  Director           February 28, 1996

BY /s/ Alfred J. Koch
                              Alfred J. Koch
                                  Director           February 28, 1996

BY /s/ Stephen J. Kunst
                              Stephen J. Kunst
                                  Director           February 28, 1996

BY /s/ Curtis P. Lindley
                              Curtis P. Lindley
                                  Director           February 28, 1996

BY /s/ Edward A. McGrath, Jr.
                              Edward A. McGrath, Jr.
                                  Director           February 28, 1996

BY /s/ Donald P. Nielsen
                              Donald P. Nielsen
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                                  Director           February 28, 1996

BY /s/ N. Stewart Rogers
                              N. Stewart Rogers
                                  Director           February 28, 1996

BY /s/ Harald J. Schroeder
                              Harald J. Schroeder
                                  Director           February 28, 1996

BY /s/ Max J. Walser
                              Max J. Walser
                                  Director           February 28, 1996

BY /s/ James H. Wiborg
                              James H. Wiborg
                                  Director           February 28, 1996

BY /s/ Walter W. Zywottek
                              Walter W. Zywottek
                                  Director           February 28, 1996